                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): JANUARY 19, 1994.



                                KERR GROUP, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





    Delaware                          1-7272                95-0898810
- -------------------                 ----------             --------------
State or other jurisdiction         (Commission)           (IRS Employer
of incorporation                     File Number)           Identification
                                                            Number)




             1840 Century Park East, Los Angeles, California 90067
         --------------------------------------------------------------
                    (Address of principal executive office)


Registrant's telephone number, including area code (310) 556-2200





                        EXHIBIT INDEX APPEARS ON PAGE 5


                                  Page 1 of 6
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Item 5.          Other Events

                 On January 19, 1994, the Registrant announced that it intends to relocate its home canning cap and lid manufacturing operations from Chicago, Illinois to a new manufacturing facility in Jackson, Tennessee and to permanently cease operations in its leased facility in Chicago.

                 The Registrant expects that this relocation will result in improved efficiencies and cost reductions of approximately $3,000,000 pre-tax per year ($1,836,000 after-tax or 50 cents per common share, primary and fully diluted, per year). Relocation to Jackson is expected to be completed by the end of 1994, with partial savings to be realized in 1995. Full savings are expected to be realized in 1996.

                 The Registrant will record a reserve in the fourth quarter of 1993 for the expected costs associated with the relocation of the home canning cap and lid manufacturing operations of $4,500,000 pre-tax ($2,754,000 after-tax or 75 cents per common share, primary and fully diluted).

                 A copy of the press release announcing the foregoing is attached hereto as Exhibit 1.





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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (a) and (b) - Not applicable.

           (c) Exhibits

               1.  Press Release, dated January 19, 1994.





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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           KERR GROUP, INC.


                                     By:      /s/   D. Gordon Strickland
                                              ------------------------------
                                     Name:    D. Gordon Strickland
                                     Title:   Senior Vice President, Finance




Dated:   January 19, 1994





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                                 EXHIBIT INDEX


EXHIBIT NO.                             DOCUMENT                        PAGE
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
    1                               Press Release dated                   6
                                    January 19, 1994





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                                                        1840 Century Park East
 (KERR LOGO)                                            Los Angeles, CA 90067
                                                        (310) 556-2200

                                                        FOR IMMEDIATE RELEASE

             KERR TO RELOCATE HOME CANNING MANUFACTURING OPERATIONS

                SAVINGS OF 50 CENTS PER COMMON SHARE ANTICIPATED

        LOS ANGELES, CALIFORNIA, (January 19, 1994) - Kerr Group, Inc. (NYSE:KGM) today announced its intention to relocate its home canning cap and lid manufacturing operations from Chicago, Illinois to a new manufacturing facility in Jackson, Tennessee and to permanently cease operations in its leased facility in Chicago.

        The Company expects that this relocation will result in improved efficiencies and cost reductions of approximately $3,000,000 pre-tax per year ($1,836,000 after-tax or 50 cents per common share, primary and fully diluted, per year). Relocation to Jackson is expected to be completed by the end of 1994, with partial savings to be realized in 1995. Full savings are expected to be realized in 1996.

        The Company will record a reserve in the fourth quarter of 1993 for the expected costs associated with the relocation of the home canning cap and lid manufacturing operations of $4,500,000 pre-tax ($2,754,000 after-tax or 75 cents per common share, primary and fully diluted).

        Kerr, headquartered in Los Angeles, is a major producer of plastic packaging products and home canning supplies.

                                      ###

Company Contact:    D. Gordon Strickland
                    Senior Vice President, Finance and
                    Chief Financial Officer
                    (310) 284-2585



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